Hotchkis & Wiley Funds

Supplement dated April 1, 2024
to the Statutory Prospectus and Statement of Additional Information (“SAI”)
dated August 29, 2023, of:

Hotchkis & Wiley Diversified Value Fund
Class C (HWCCX)

Hotchkis & Wiley Large Cap Value Fund
Class C (HWLCX)

Hotchkis & Wiley Mid-Cap Value Fund
Class C (HWMCX)

Hotchkis & Wiley High Yield Fund
Class C (HWHCX)

Based on the recommendation of Hotchkis & Wiley Capital Management, LLC (the “Advisor”), the Board of Trustees of Hotchkis & Wiley Funds has approved closing the Class C shares of the Hotchkis & Wiley Diversified Value Fund, Hotchkis & Wiley Large Cap Value Fund, Hotchkis & Wiley Mid-Cap Value Fund, and Hotchkis & Wiley High Yield Fund, (each a “Fund” and collectively the “Funds”) and converting Class C shares of the Funds into Class A shares of each respective Fund.

Effective May 31, 2024, Class C shares will no longer be available for purchase.

On or around May 31, 2024, each Fund will convert its Class C shares into Class A shares of the corresponding Fund. Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Funds’ Prospectus. For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note that the Advisor will waive the 1.00% CDSC for any shares redeemed within one year of purchase.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of a Fund will own Class A shares of the same Fund equal to the aggregate value of their Class C shares.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares. NOTE: Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

Please retain this Supplement with the Statutory Prospectus and SAI.